FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 2000-2

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Due Period Ending                                                March 31, 2003
Determination Date                                                April 8, 2003
Distribution Date                                                April 15, 2003

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Class A and Class B Accumulation Period ("Y" or "N")?                    N
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                                                                        ----
Early Amortization Period ("Y" or "N")?                                  N
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Sharing Principal Collections with another Series ("Y" or "N")?          N
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

MASTER TRUST INFORMATION

Receivables

1.    The aggregate amount of Eligible Receivables as of the end of
      the last day of the relevant Due Period                                                        $ 1,616,431,499.59

2.    The aggregate amount of Principal Receivables as of the end of the last day of the relevant Due Period
      (not including reduction for Discount Option Receivables)                                      $ 1,582,830,382.72

3.    The aggregate amount of Principal Receivables net of defaults as of the end of the last day of the relevant Due Period
      (including reduction for Discount Option Receivables)                                          $ 1,567,270,301.55

4.    The aggregate amount of Finance Charge Receivables as of
      the end of the last day of the relevant Due Period
      (not including increase for Discount Option Receivables)                                       $    33,601,116.87

5.    The aggregate amount of Finance Charge Receivables as of
      the end of the last day of the relevant Due Period
      (including increase for Discount Option Receivables)                                           $    49,161,198.04

6.    The aggregate amount of Discount Option Receivables as of
                                                                                                     ------------------
                                                                                                     ------------------
      the end of the last day of the relevant Due Period                                             $    15,560,081.17
                                                                                                     ------------------
                                                                                                     ------------------

7.    The Transferor Amount as of the end of the last day of the
      relevant Due Period                                                                            $    66,970,301.55

8.    The Minimum Transferor Amount as of the end of the last
      day of the relevant Due Period                                                                 $             0.00

9.    The Excess Funding Account Balance as of the end of the
      last day of the relevant Due Period                                                            $             0.00

10.   The aggregate principal balance of Receivables determined to be
      Receivables of Defaulted Accounts for the relevant Due Period                                  $     9,345,104.82

11.   The aggregate amount of Recoveries for the relevant Due Period                                 $     1,858,695.82

12.   The Default Amount for the relevant Due Period                                                 $     7,486,409.00

Collections

13.   The aggregate amount of Collections of Principal Receivables for the relevant Due Period
                 a.)  Collection of Principal Receivables:                                           $   209,894,957.26
                 b.)  Discount Receivable Collections:                                               $    (1,812,189.78)
                                                                                                     ------------------
                                                                                                     ------------------
                 c.) Total Principal Receivable Collections:                                         $   208,082,767.48

14.   a) Collections of Finance Charge Receivables for the
          relevant Due Period
                 a.)  Collection of Finance Charge Receivables                                       $    22,802,441.37
                 b.)  Interchange Amount                                                             $       538,339.73
                 c.)  Discount Receivable Collections                                                      1,812,189.78
                                                                                                     ------------------
                                                                                                     ------------------
                 d.)  Total Finance Charge Receivable Collections                                    $    25,152,970.88

15.   The aggregate amount of interest earnings (net of losses
      and investment expenses) on the Excess Funding
      Account for the relevant Due Period                                                            $             0.00

16.   The aggregate amount of Collections processed for the relevant
      Due Period (sum of lines 11+13+14+15)                                                          $   235,094,434.18

                                                                                                     ------------------
                                                                                                     ------------------
17.   The average Discount Percentage for the relevant Due Period                                    %            2.00%
                                                                                                     ------------------
                                                                                                     ------------------

Invested Amounts

18.   The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                 a.  Class A                                                                         $   397,000,000.00
                 b.  Class B                                                                         $    47,000,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                 c.  Total Invested Amount (sum of a - b)                                            $   444,000,000.00

19.   The Series 2000-2 Invested Amounts as of the end of the last day of the relevant Due Period
                 a.  Class A                                                                         $   200,750,000.00
                 b.  Class B                                                                         $    31,625,000.00
                 c.  Collateralized Trust Obligation                                                 $    26,125,000.00
                 d.  Class D                                                                         $    16,500,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                 e.  Total Invested Amount (sum of a - d)                                            $   275,000,000.00

20.   The Series 2002-1 Invested Amounts as of the end of the last day of the relevant Due Period
                 a.  Class A                                                                         $   217,500,000.00
                 b.  Class B                                                                         $    34,500,000.00
                 c.  Collateralized Trust Obligation                                                 $    28,500,000.00
                 d.  Class D                                                                         $    16,500,000.00
                 e.  Class E                                                                         $     3,000,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                 f.  Total Invested Amount (sum of a - e)                                            $   300,000,000.00

21.   The Series 2002-2 Invested Amounts as of the end of the last day of the relevant Due Period
                 a.  Class A                                                                         $   423,000,000.00
                 b.  Class B                                                                         $    58,300,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                 c.  Total Invested Amount (sum of a - b)                                            $   481,300,000.00

      Certificates outstanding as of the end of the last day of the
      relevant Due Period                                                                            $ 1,500,300,000.00

Investor Amounts

22.   The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                 a.  Class A                                                                         $   397,000,000.00
                 b.  Class B                                                                         $    47,000,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                 c.  Total Investor Amount (sum of a - b)                                            $   444,000,000.00

23.   The Series 2000-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                 a.  Class A                                                                         $   200,750,000.00
                 b.  Class B                                                                         $    31,625,000.00
                 c.  Collateralized Trust Obligation                                                 $    26,125,000.00
                 d.  Class D                                                                         $    16,500,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                 e.  Total Adjusted Invested Amount (sum of a - d)                                   $   275,000,000.00

24.   The Series 2002-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                 a.  Class A                                                                         $   217,500,000.00
                 b.  Class B                                                                         $    34,500,000.00
                 c.  Collateralized Trust Obligation                                                 $    28,500,000.00
                 d.  Class D                                                                         $    16,500,000.00
                 e.  Class E                                                                         $     3,000,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                 f.  Total Adjusted Invested Amount (sum of a - e)                                   $   300,000,000.00

25.   The Series 2002-2 Investor Amounts as of the end of the last day of the relevant Due Period
                 a.  Class A                                                                         $   423,000,000.00
                 b.  Class B                                                                         $    58,300,000.00
                                                                                                     ------------------
                                                                                                     ------------------
                 c.  Total Investor Amount (sum of a - b)                                            $   481,300,000.00

26.   The aggregate Investor Amount across all series of Investor
      Certificates outstanding as of the end of the last day of the
      relevant Due Period                                                                            $ 1,500,300,000.00

Series 2000-2 Allocation Percentages

27.   The Fixed Percentage with respect to the relevant
      Due Period
                 a.  Class A                                                                                      0.00%
                 b.  Class B                                                                                      0.00%
                 c.  Collateralized Trust Obligation                                                              0.00%
                 d.  Class D                                                                                      0.00%
                                                                                                     -----------------
                                                                                                     -----------------
                 e.  Series 2000-2 Total                                                                          0.00%
                                                                                                     -----------------
                                                                                                     -----------------

28.   The Floating Percentage with respect to the relevant
      Due Period
                 a.  Class A                                                                                     12.38%
                 b.  Class B                                                                                      1.95%
                 c.  Collateralized Trust Obligation                                                              1.61%
                 d.  Class D                                                                                      1.02%
                                                                                                     ------------------
                                                                                                     ------------------
                 e.  Series 2000-2 Total                                                                         16.95%
                                                                                                     ------------------
                                                                                                     ------------------

Allocation of Collections

29.   The Series 2000-2 allocation of Collections of Principal
      Receivables for the relevant Due Period (line 30 times
      line 13)
                 a.  Class A                                                                         $    25,753,524.45
                 b.  Class B                                                                         $     4,057,062.07
                 c.  Collateralized Trust Obligation                                                 $     3,351,486.06
                 d.  Class D                                                                         $     2,116,728.04
                                                                                                     ------------------
                                                                                                     ------------------
                 e.  Series 2000-2 Total                                                             $    35,278,800.62
                                                                                                     ------------------
                                                                                                     ------------------

30.   The Series 2000-2 allocation of Collections of Finance
      Charge Receivables for the relevant Due Period (line 30
      times line 14)
                 a.  Class A                                                                         $     3,113,076.87
                 b.  Class B                                                                         $       490,416.22
                 c.  Collateralized Trust Obligation                                                 $       405,126.44
                 d.  Class D                                                                         $       255,869.33
                                                                                                     ------------------
                                                                                                     ------------------
                 e.  Series 2000-2 Total                                                             $     4,264,488.86
                                                                                                     ------------------
                                                                                                     ------------------

Portfolio Yield and Delinquencies

31.   The Portfolio Yield for the relevant Due Period (including
      Shared Excess Finance Charge Collections, if allocated)
      with respect to Series 2000-2                                                                  %           13.07%

32.   The 3-month average Portfolio Yield for the three most recent
      Due Periods                                                                                    %           11.69%

33.   The Base Rate for the relevant Due Period                                                      %            3.80%

34.   The 3-month average Base Rate for the three most recent
      Due Periods                                                                                    %            3.85%

35.   Average Portfolio Yield less average Base Rate                                                 %            7.84%

36.   The amount of Shared Excess Finance Charge Collections
      allocable to Series 2000-2 with respect to any Finance Charge
      Shortfall in such Series for the relevant Due Period                                           $             0.00

37. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                                     ------------------
                                                                                                     ------------------
                      (a)     Delinquent 31 to 60 days                                               $    26,072,452.33
                                                                                                     ------------------
                                                                                                     ------------------
                      (b)     Delinquent 61 to 90 days                                               $    15,698,724.86
                                                                                                     ------------------
                                                                                                     ------------------
                      (c)     Delinquent 91 days or more                                             $    30,705,852.24
                                                                                                     ------------------
                                                                                                     ------------------

Determination of Monthly Interest

38.   Class A Monthly Interest:
                 a.  Class A Monthly Interest                                                        $       244,190.07
                 b.  Funds allocated and available to pay Class A
                      Monthly Interest for relevant Due Period (4.3a)                                $     3,113,721.14
                 c.  Class A Interest Shortfall (a less b)                                           $             0.00
                 d.  Class A Additional Interest                                                     $             0.00

39.   Class B Monthly Interest:
                 a.  Class B Monthly Interest                                                        $        54,263.23
                 b.  Funds allocated and available to pay Class B
                      Monthly Interest for relevant Due Period (4.3b)                                $       490,416.22
                 c.  Class B Interest Shortfall (a less b)                                           $             0.00
                 d.  Class B Additional Interest                                                     $             0.00

40.   CTO Monthly Interest and Class D Monthly Interest:
                 a.  CTO/Class D Monthly Interest                                                    $       100,606.84
                 b.  Funds allocated and available to pay CTO/
                      Class D Monthly Interest for relevant Due Period                               $       660,995.77
                 c.  CTO/Class D Interest Shortfall (a less b)                                       $             0.00
                 d.  CTO/Class D Additional Interest                                                 $             0.00

Accumulation Period

41.              Required Accumulation Factor Number                                                              11.00
42.              Accumulation Period Factor                                                                        1.39
43.              Accumulation Period Length                                                                           8
44.              Accumulation Period Commencement Date                                                    March 1, 2003
                 Accumulation Period suspended as of 2/28/03 upon delivery of a
                 Qualified Maturity Agreement

Determination of Monthly Principal

45.   Class A Monthly Principal (pursuant to section 4.4a):
              (X)a.  Fixed Allocation Percentage of Principal Receivable
                     Collections + Shared - Reallocated Coll. Applied                                $             0.00
              (Y)a.  Controlled Accumulation Amount                                                  $             0.00
                 b.  Deficit Controlled Accumulation Amount                                          $             0.00
                 c.  Controlled Deposit Amount                                                       $             0.00
              (Z)a.  Class A Adjusted Invested Amount as of beginning of Due Period                  $   200,750,000.00
      Class A Monthly Principal (the least of x,y,z)                                                 $             0.00

46.   Class B Monthly Principal (pursuant to section 4.4b)
      (distributable only after principal funding acct balance= O/S prin bal of Class A Cert.)
              (X)a.  Fixed Allocation Percentage of Principal Receivable
                     Collections + Shared - Reallocated Collections
                     Applied - Class A Monthly Principal                                             $             0.00
              (Y)a.  Controlled Accumulation Amount                                                  $             0.00
                 b.  Deficit Controlled Accumulation Amount                                          $             0.00
                 c.  Controlled Deposit Amount                                                       $             0.00
              (Z)a.  Class B Adjusted Invested Amount as of beginning of Due Period                  $    31,625,000.00
      Class B Monthly Principal (the least of x,y,z)                                                 $             0.00

47.   CTO Monthly Principal (pursuant to section 4.4c)
              (X)a.  Available Principal Collections - Class A Monthly
                     Principal and Class B Monthly Principal                                         $             0.00
              (Y)a.  Controlled Accumulation Amount                                                  $             0.00
                 b.  Deficit Controlled Accumulation Amount                                          $             0.00
                 c.  Controlled Deposit Amount                                                       $             0.00
              (Z).a. CTO Adjusted Invested Amount as of beginning of Due Period                      $    26,125,000.00
      CTO Monthly Principal (the least of x,y,z)                                                     $             0.00

48.   Class D Monthly Principal (pursuant to section 4.4d)
      (distributable only after CTO is paid in full)                                                 $             0.00

Available Funds

49.   Class A Available Funds
                 a.  Class A Finance Charge allocation (line 32a)                                    $     3,113,076.87
                 b.  Class A Cap Payment                                                             $             0.00
                 c.  The amount of Principal Funding Investment Proceeds and
                      Reserve Account Investment Proceeds for such prior Due Period                  $           644.27
                 d.  Any amount of Reserve Account withdrawn and
                      included in Class A Available Funds (section 4.14d)                            $             0.00
                 e.  Class A Available Funds (sum a-d)                                               $     3,113,721.14

50.   Class B Available Funds
                 a.  Class B Finance Charge allocation (line 32b)                                    $       490,416.22
                 b.  Class B Cap Payment                                                             $             0.00
                 c.  The amount of Principal Funding Investment Proceeds and
                     Reserve Account Investment Proceeds for such prior Due Period                   $             0.00
                 d.  Any amount of Reserve Account withdrawn and
                      included in Class B Available Funds (section 4.14d)                            $             0.00
                 e.  Class B Available Funds (sum a-d)                                               $       490,416.22

51.   CTO Available Funds:
                 a.  CTO Finance Charge allocation (line 32c)                                        $       405,126.44
                 b.  On or After CTO Principal Commencement Date, the
                      amount of Principal Funding Investment Proceeds for
                      such prior Due Period                                                          $             0.00
                 c.  Any amount of Reserve Account withdrawn and
                      included in CTO Available Funds (section 4.14d)                                $             0.00
                 d.  CTO Available Funds (sum a-c)                                                   $       405,126.44

52.   Class D Available Funds
                 a.  Class D Finance Charge allocation (line 32d)                                    $       255,869.33

Reallocated Principal Collections

553.  Class D Subordinated Principal Collections (to the extent                                      $             0.00
      needed to fund Required Amounts)

54.   Collateral Subordinated Principal Collections (to the extent                                   $             0.00
      needed to fund Required Amounts)

55.   Class B Subordinated Principal Collections (to the extent                                      $             0.00
      needed to fund Required Amounts)

56.   Total Reallocated Principal Collections                                                        $             0.00

Investor Default Amounts

57.   Class A Investor Default Amount                                                                $       926,561.19
                                                                                                                  5.73%

58.   Class B Investor Default Amount                                                                $       145,965.12
                                                                                                     %            5.73%

59.   CTO Investor Default Amount                                                                    $       120,579.88
                                                                                                     %            5.73%

60.   Class D Investor Default Amount                                                                $        76,155.71
                                                                                                     %            5.73%

61.   Aggregate Investor Default Amount                                                              $     1,269,261.91
                                                                                                     %            5.73%
Allocable Amounts for Series 2000-2

62.   The Allocable Amount for Series 2000-2 as of the end of the
      relevant Due Period (Inv Default Amt + Series 00-1 Adjust Amt)
           Class A                                                                                   $       926,561.19
           Class B                                                                                   $       145,965.12
           Class C                                                                                   $       120,579.88
           Class D                                                                                   $        76,155.71
                                                                                                     ------------------
                                                                                                     ------------------
      Aggregate Allocable Amount                                                                     $     1,269,261.91

Required Amounts for Series 2000-2

63.   Class A Required Amount (section 4.5a)
                 a.  Class A Monthly Interest for current Distribution
                      Date                                                                           $       244,190.07
                 b.  Class A Monthly Interest previously due but not
                      paid                                                                           $             0.00
                 c.  Class A Additional Interest for prior Due Period
                      or previously due but not paid                                                 $             0.00
                 d.  Class A Investor Allocable Amount                                               $       926,561.19
                 e.  Class A Servicing Fee (if FNANB is no longer
                      servicer)                                                                      $             0.00
                 f.   Class A Available Funds                                                        $     3,113,721.14
                 g.  Class A Required Amount (sum of a-e minus f)                                    $             0.00

64.   Class B Required Amount (section 4.5b)
                 a.  Class B Monthly Interest for current Distribution
                      Date                                                                           $        54,263.23
                 b.  Class B Monthly Interest previously due but not
                      paid                                                                           $             0.00
                 c.  Class B Additional Interest for prior Due Period
                      or previously due but not paid                                                 $             0.00
                 d.  Class B Servicing Fee (if FNANB is no longer
                      servicer)                                                                      $             0.00
                 e.  Class B Available Funds                                                         $       490,416.22
                 f.   Excess of Class B Allocable Amount over
                      funds available to make payments (section 4.8d)                                $             0.00
                 g.  Class B Required Amount ((sum of a-d) minus e
                      plus f)                                                                        $             0.00

65.   CTO Required Amount (section 4.5c)
                 a.  CTO/Class D Monthly Interest for current
                      Distribution date                                                              $       100,606.84
                 b.  CTO/Class D Monthly Interest previously
                      due but not paid                                                               $             0.00
                 c.  CTO/Class D Additional Interest for prior
                      Due Period or previously due but not paid                                      $             0.00
                 d.  CTO/Class D Servicing Fee (if FNANB is
                      no longer servicer)                                                            $             0.00
                 e.  CTO/Class D Available Funds                                                     $       660,995.77
                 f.   Excess of Collateral/Class D Allocable Amount
                      over funds available to make payments                                          $             0.00
                 g.  CTO/Class D Required Amount ((sum of
                      a-d) minus e plus f)                                                           $             0.00

Investor Charge-Offs

66.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateralized Trust Obligation
      Amount and Class D Invested Amount
                 a.  Class A                                                                         $             0.00
                 b.  Class B                                                                         $             0.00
                 c.  Collateralized Trust Obligation Amount                                          $             0.00
                 d.  Class D                                                                         $             0.00

67.   The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateralized Trust Obligation Amount and Class D
      Invested Amount
                 a.  Class B                                                                         $             0.00
                 b.  Collateralized Trust Obligation Amount                                          $             0.00
                 c.  Class D                                                                         $             0.00

68.   The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                 a.  Collateralized Trust Obligation Amount                                          $             0.00
                 b.  Class D                                                                         $             0.00

Servicing Fee
      (2% of total Invested Amount)
69.   Class A Servicing Fee for the relevant Due Period                                              $       334,583.33

70.   Class B Servicing Fee for the relevant Due Period                                              $        52,708.33

71.   CTO Servicing Fee for the relevant Due Period                                                  $        43,541.67

72.   Class D Servicing Fee for the relevant Due Period                                              $        27,500.00


Reserve Account

73.   Lowest historical 3 month average Portfolio Yield less 3 month
      average Base Rate (must be > 4%, or line 76 will adjust accordingly)                           %            5.59%

74.   Reserve Account Funding Date (based on line 75)                                                         Suspended

75.   Required Reserve Account Amount (after the Reserve Account
      Funding Date, 0.5% times the Class A, Class B, and CTO O/S Certificates)                       $             0.00

76.   Covered Amount                                                                                 $             0.00

77.   Available Reserve Account Amount
                 a.  Reserve Draw Amount (covered amount - p.f. proceeds)                            $             0.00
                 b.  Reserve Account Investment Proceeds                                             $           644.27
                 c.  Amount on deposit in the Reserve Account at the end of the
                      relevant Due Period less Investment Proceeds                                   $             0.00
                 d.  Required Reserve Account Amount (line 77)                                       $             0.00
                 e.  Available Reserve Account Amount (after Reserve Draw)                           $             0.00
                                                                                                     ------------------
                                                                                                     ------------------
                 f.   Required Reserve Account Deposit on Distribution Date                          $             0.00
                                                                                                     ------------------
                                                                                                     ------------------

Principal Funding Account

78.   Principal Funding Account Balance at the beginning of the Due Period
      less investment proceeds.                                                                      $             0.00

79.   a.  Daily Deposits to the Principal Funding Account during the
           relevant Due Period (pursuant to sec 4.6f)                                                $             0.00
      b.  Principal Funding Account Investment Proceeds                                              $             0.00

80.   Withdrawals from the Principal Funding Account during the relevant
      Due Period                                                                                     $             0.00

81.   Principal Funding Account Balance as of the last day of the
      relevant Due Period less investment proceeds.                                                  $             0.00

Spread Account

82.   Average Excess Spread Percentage for three consecutive Due Periods                             %            7.84%

83.   Available Spread Account Amount
                 a.  Spread Account Balance at the beginning of the Due Period                       $             0.00
                 b.  Spread Account Draw Amount                                                      $             0.00
                 c.  Spread Account Investment Proceeds                                              $             0.00
                 d.  Amount on Deposit in the Spread Account at end of relevant
                      Due Period less Spread Acct Investment Proceeds                                $             0.00
                 e.  Required Spread Account Amount                                                  $             0.00
                 f.   Available Spread Account Amount (lesser of d and e)                            $             0.00

84.   Spread Account deficiency, deposit to Spread Account                                           $             0.00

85.   Spread Account Surplus                                                                         $             0.00

86.   LIBOR Determination date for the relevant Due Period                                                    13-Mar-03

87.   LIBOR rate for the relevant Due Period                                                         %         1.28000%

88. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.


      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of April, 2003.


                                 FIRST NORTH AMERICAN NATIONAL BANK,
                                 as Servicer


                                 By: /s/Philip J. Dunn
                                 Name:  Philip J. Dunn
                                 Title:  Vice President